Exhibit 10.1

Confidential

BIOLINGUS

EMPLOYMENT AGREEMENT

between

BioLingus (Hong Kong) Limited

Unit 1904, 19/F, Podium Plaza, 5 Hanoi Road, Tsimshatsui, Kowloon,

Hong Kong (hereinafter: “Employer”)

and

Ko Sai Ying

born on July 22nd 1945, Hong Kong & Australian citizen

29 Cumberland Road, Kowloon Tong, Hong Kong (hereinafter: “Employee”)

1

Preamble

The present employment agreement shall regulate the employment conditions for the Employee on 14th December 2022 and shall fully replace any existing employment conditions, if any.

1.	Employment

The Employee will be employed by the Employer as of the date of this agreement (“the commencement date”), in the position as Technical Advisor. The Employer may assign another reasonable task or position to the Employee at any time.

2.	Place of work

(a)	The Employee’s place of work is at the BioLingus Hong Kong office. If a relocation of the place of work is needed for operational or organizational reasons, the Employer shall inform the Employee as soon as possible about a possible change of the place of work.

(b)	The Employee’s duties may require regular business trips to other locations both in Hong Kong and abroad.

3.	Working time/extra hours

Regular working hours are determined according to the respective duties and the Company’s operational and functional requirements and amount to a total of at least 40 hours per week for a workload of 100%. Employees are authorized to subdivide their working time largely on their own, as long as this does not conflict with the respective duties or the Company’s operational and functional requirements.

Any additional or extra hours of work, as the case may be, are covered by the Employee’s salary and are not subject to additional remuneration or compensation time.

4.	Holidays

The Employee is entitled to 25 working days of paid holidays (in addition to local legally required holidays such as New Year, Christmas, Eastern) per calendar year.

5.	Gross annual salary

Effective from the listing of the shares of Biolingus (Cayman) Limited on NASDAQ, the gross annual salary (excluding any child and education allowances) amounts to HKD 1.2 million. One thirteenth of it shall be paid out at the end of every calendar month and the rest shall be paid out in November as a thirteenth monthly salary (pro rata basis if the employment does not last for at least one calendar year. For the avoidance of doubt, if the shares of Biolingus (Cayman) Limited do not list on NASDAQ, then no salary shall be payable by the Employer to the Employee pursuant to this Agreement.

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6.	Voluntary ex-gratia Award

(a)	The Employer may grant a voluntary (gross) bonus to the Employee. Each such bonus shall be a special and a fully discretionary ex gratia award that shall be made on a fully voluntary basis. The Employee acknowledges and agrees that the Employee has no legal claim for a bonus in itself, in any particular form and/or in any particular amount. The award of a bonus (if any) is entirely at the sole discretion of the Employer. The fact that the Employee receives a bonus for a certain period does not establish any entitlement to a bonus in itself, in any particular form and/or in any particular amount for a subsequent period. In addition, the award of any bonus shall be conditional upon the existence of an ongoing employment relationship between the Employer and the Employee on 31 December of the year in question.

(b)	The Employee may be entitled to participate in the BioLingus global long term incentive program. Under such program, Employer, may grant a voluntary (gross) ex-gratia long term incentive award (“LTI”) to the Employee. Each such LTI award shall be a special and a fully discretionary ex gratia award offered and made by BioLingus on a fully voluntary basis. The Employee acknowledges and agrees that the Employee has no legal claim for a LTI award in itself, in any particular form and/or in any particular amount. The award of LTIs (if any) is entirely at the sole discretion of the employer. The fact that the Employee receives a LTI award for a certain period does not establish any entitlement to a LTI award in itself, in any particular form and/or in any particular amount for a subsequent period. In addition, the award of LTIs shall be conditional upon the existence of an ongoing employment relationship between the Employer and the Employee on 31 December of the year in question.

(c)	The Employer shall have full discretion and authority to amend, modify, cancel or revoke any bonus plan and/or award program at any time and without prior notice. The Employee shall not be entitled to derive any legal claims from any bonus plan and/or award program. In addition, the (repeated) award of any ex-gratia award on the basis of any such bonus plans and/or award programs shall not establish any claim to future payments.

7.	Expenses

The Employer will reimburse all business relates out of pocket expenses (travel, hotel and other out of the pocket expenses) which Employee properly and reasonably incurs in the course of the employment - while performing the duties for the Employer - and in accordance with the relevant rules of the Employer. Such reimbursement is subject to submitting receipts or other reasonable evidence of payment.

8.	Sickness or Accident

(a)	If the employee is prevented from performing your duties arising out of or relating to the employment due to illness (not deliberately self-inflicted) or due to an accident (not deliberately self-inflicted) then the Employer will continue to entitle the sickness allowance and compensation pursuant to the provision of Hong Kong Employment Ordinance and Hong Kong Employees’ Compensation Ordinance.

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(b)	The Employee will have to submit a medical certificate for each absence due to illness or accident exceeding 4 consecutive days. The Employer reserves the right to send the Employee to a medical doctor of its choice and at its own costs. In case of illness occurring abroad, the right for further salary payments exists only if a medical certificate is presented. The medical certificate has to be issued by a hospital or an official medical doctor.

9.	MPF, Pension Plan and Insurances

(a)	The Employer and the Employee shall make contributions towards the Mandatory Provident Fund Scheme in accordance with the requirements specified in the Hong Kong Mandatory Provident Fund Schemes Ordinance.

(b)	The Employee shall participate to the pension plan, if any, organized by the Company. The pension contributions and benefits are outlined and fixed in the regulation of the pension plan. The Employee contribution, as outlined in the regulation, will be deducted from his remuneration.

(c)	The employers shall purchase and maintain sufficient and valid insurance for employee in the event of employees’ injuries, disease, and death in the course of their employment, in accordance with the Employees’ Compensation Ordinance.

10.	Taxes

Any personal taxation consequences related to this Agreement for the Employee will not be reimbursed by the Company and are the sole responsibility of the Employee.

11.	Confidentiality

All confidential information and data of the Employer and/or of any of its subsidiary, sister or parent companies (“BioLingus Companies”) or of any third party, to which the Employee has had access during his work for the Employer and/or for BioLingus Companies (such as personal data of customers, suppliers, employees and others, calculation bases, experiments and other business and industrial secrets etc.), shall only be used for the purpose of the correct performance of contractual obligations. The Employee shall not disclose such confidential information and data to any third party and shall not use it for his own purpose or for any purpose of third parties. Upon termination of the employment, these confidentiality duties shall continue to apply. Therefore, even upon termination of the employment, the Employee shall not directly or indirectly disclose any confidential information, grant access to any confidential information to a third party, and/or shall not use such information for own purposes.

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12.	Intellectual Property Rights

(a)	All intellectual property rights, in particular inventions, designs, copyrights and other associated rights (“IP-Rights”), which the Employee - during the exercise of his/her work and in performance of his contractual obligations - produces or helps to produce, belong to the Employer without the Employee’s right to compensation and regardless of their eligibility for protection or, if needed, shall be assigned to the Employer free of charge. The Employee shall immediately inform the Employer in writing of the creation of new intellectual property rights. In particular, the Employer has the right to freely use (including to create a work of second hand), modify and publish these works at its discretion.

(b)	The Employer reserves the right to acquire all IP-Rights produced by the Employee alone or in conjunction with others during the exercise of his work, but not in performance of his contractual duties. The Employee shall immediately inform the Employer in writing about such IP-Rights. The Employer shall declare to the Employee within three months whether the Employer wishes to acquire the respective IP-Right or whether such IP-Right will be released to the Employee. If the respective IP-Right is not released to the Employee, the Employer shall pay an appropriate compensation to the Employee

(c)	The Employee shall also immediately inform the Employer in writing of any IP-Rights produced by the Employee neither during the exercise of his work nor in performance of his contractual duties and offer them for purchase to the Employer according to section 11, provided that the respective IP-Rights could be of interest to the Employer. The Employer shall declare to the Employee within three months whether the Employer wishes to acquire the respective IP-Right or whether such IP-Right will be released to the Employee. If the respective IP-Right is not released to the Employee, the Employer shall pay an appropriate compensation to the Employee.

(d)	The Employee shall - at the expense of the Employer - take any action, create any document or take any other precaution necessary to safeguard the rights according to (a)-(c), both during and after termination of the employment.

13.	Data Protection

The Employee authorizes the Employer to transfer personal data to BioLingus Companies or to third parties both in Hong Kong and abroad, with the right to further process these data within the scope of the employment.

14.	Probation Period, Notice of Termination and Termination

(a)	This agreement shall run for an indefinite period of time.

(b)	The probation period shall be 6 months, in which the contract may be terminated from both sides without cause and without further consequence upon 1 month notice.

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(c)	After the probation period, the agreement may be terminated anytime upon three (3) months’ notice as per the end of every calendar month.

(d)	The right to terminate the agreement for good cause without notice and with immediate effect remains reserved.

(e)	The notice of termination shall be given in writing.

(f)	The employment terminates automatically upon reaching the ordinary retirement, upon the death of the Employee.

(g)	The Employer as well as the Employee may also terminate the employment immediately for valid reasons according to the provision of Hong Kong Employment Ordinance.

(h)	In case Employment has been terminated, the Employer may at any time during the three (3) months’ notice period and at its own discretion release the Employee from performing his duties under this agreement and pay him the remaining salary until the end of the notice period (so-called “Garden leave”)

(i)	Upon termination of this Agreement for whatever reason Employee will immediately deliver to the Employer all books, documents, papers, material, payment cards and other property relating to the business of the Employer which may then be in possession or under control of Employee.

15.	Change of civil status or address

The Employee shall inform the Employer immediately about any change of civil status or address. If the Employer is not informed accordingly, notification to the last address of the Employee known to the Employer is legally effective.

16.	Amendment

This Agreement may be modified or amended only by written agreement of the Parties (Employee and Employer) and any provision hereof may be waived only by a document signed by the Party waiving such provision.

17.	Dispute Resolution

(a)	Where the employee has a grievance in relation to any matter covered by this contract (including redundancy), the employee will first contact the employer or the employee’s supervisor to discuss the matter. At all time, an employer or employee may appoint another person, organisation or association to accompany and/or represent them for the purpose of this clause.

(b)	Should the grievance not be resolved, or at any time during this process, either party may refer the matter to Labour Relationship Division for conciliation services to help employer and employee settle their disputes and claims in accordance with Hong Kong Employment Ordinance. Claims or disputes that cannot be resolved by conciliation by the Labour Relations Division shall be referred to the Labour Tribunal for settlement.

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18.	Closing provisions

(a)	This agreement governs the entire agreement between the parties and replace all prior written and oral agreements of the parties

(b)	This agreement (including this provision) may only be modified or amended in writing and with both parties’ signature.

19.	Governing Law and Jurisdiction

(a)	This agreement shall be governed by the laws of Hong Kong.

(b)	Each Party irrevocably submits to the exclusive jurisdiction of the courts of Hong Kong as regards any claim, matter or proceedings arising out of or in connection with this Agreement.

Signature of Employee	Signature of Employer

Name of employee	Name of employer representative
Ko Sai Ying	Yves Decadt

HK I.D./Passport No.	Position
P377031(5)	CEO

Date 14 December 2022	Date 14 December 2022

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February 28, 2023

Supplemental Agreement

Dear Thomas,

In addition to your employment agreement dated and signed on December 14, 2022 (“Agreement”), it is agreed between you and the Company to supplement the below clauses:

20.	Non-Competition

For the entire duration of your Agreement, and for 1 year after the Employer’s relationship with the Employee has been terminated for any reason, the Employee will not work as an employee, officer, director, partner, consultant, agent, owner or engage in any other capacity with a competing company which develops, distributed or sells products or technology or provides services similar to the field of the Employer in relation to metabolic disorders, obesity and diabetes which include all applications in human, veterinary and diagnostics.

21.	Non-Solicitation

The Employee agrees that during the employment with the Company and for a period of 6 months following the termination of the employment, whether such termination is voluntary or involuntary and regardless of the reason for such termination, the Employee will not, on behalf of the Employee or on behalf of any other person, company, or corporation (i) solicit an employee of the Company or any of its affiliates to leave the employment of the Company or any of its affiliates or to become employed by any person, company or corporation engaged in competition with the Company or any of its affiliates, or (ii) call on or solicit in any manner any customer of the Company with which the Employee has had any dealings of any kind on behalf of the Company or whom the Employee contacted during the course of the Employee’s employment with the Company for the purpose of doing business of the type done by the Company with such customer.

By signing this Supplemental Agreement, you agree the above clause to be included in your employment agreement.

Signature of Employer	Signature of Employee

Name of Employer Representative Yves Decadt	Name of Employee Ko Sai Ying Thomas

Position CEO	HK I.D. / Passport Number P377031(5)

Date March 2, 2023	Date March 2, 2023

Confidential

BIOLINGUS

EMPLOYMENT AGREEMENT

between

BioLingus IP GmbH

Grossmatt 6, CH-6052 Hergiswil (hereinafter: “Employer”)

and

Yves Decadt

born on March 10th, 1966 Belgian citizen

domiciled at Tlichelrosstrasse 9,

CH-8248 Uhwiesen, Switzerland

(hereinafter: “Employee”)

1

Preamble

The present employment agreement shall regulate the employment conditions for the Employee as of December 12th, 2022 and shall fully replace any existing employment conditions, if any.

1.	Employment

The Employee shall be employed by the Employer as of the date of this agreement in the position as Chief Executive Officer (CEO). The Employer may assign another reasonable task or position to the Employee at any time.

2.	Place of work

(a)	The Employee’s place of work is at the BioLingus Office in Hergiswil. If a relocation of the place of work is needed for operational or organizational reasons, the Employer shall inform the Employee as soon as possible about a possible change of the place of work.

(b)	The Employee’s duties may require regular business trips to other locations both in Switzerland and abroad.

(c)	During your employment the employee will not (without the prior written consent of the Employer) directly or indirectly engage in any capacity in any other business trade or occupation whatsoever, unless explicitly allowed by the Employer. Consent given in accordance with this clause may be withdrawn at any time by the Employer.

(d)	The Employee confirms he has the necessary working permit(s) for this location.

3.	Working time/extra hours

Regular working hours are determined according to the respective duties and the Company’s operational and functional requirements and amount to a total of at least 40 hours per week for a workload of 100%. Employees are authorized to subdivide their working time largely on their own, as long as this does not conflict with the respective duties or the Company’s operational and functional requirements.

Any additional or extra hours of work, as the case may be, are covered by the Employee’s salary and are not subject to additional remuneration or compensation time.

4.	Holidays

The Employee is entitled to 25 working days of paid holidays (in addition to local legally required holidays such as New Year, Christmas, Eastern) per calendar year.

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5.	Gross annual salary

Effective from the listing of the shares of Biolingus (Cayman) Limited on NASDAQ, the gross annual salary (excluding any child and education allowances) amounts to CHF 250’000. One thirteenth of it shall be paid out at the end of every calendar month and the rest shall be paid out in November as a thirteenth monthly salary (pro rata temporis if the employment does not last for at least one calendar year. For the avoidance of doubt, if the shares of Biolingus (Cayman) Limited do not list on NASDAQ, then no salary shall be payable by the Employer to the Employee pursuant to this Agreement.

6.	Voluntary ex-gratia Award (Gratifikation)

(a)	The Employer may grant a voluntary (gross) bonus to the Employee. Each such bonus shall be a special and a fully discretionary ex gratia award in accordance with Article 322d Swiss Code of Obligations (Gratifikation) that shall be made on a fully voluntary basis. The Employee acknowledges and agrees that the Employee has no legal claim for a bonus in itself, in any particular form and/or in any particular amount. The award of a bonus (if any) is entirely at the sole discretion of the Employer. The fact that the Employee receives a bonus for a certain period does not establish any entitlement to a bonus in itself, in any particular form and/or in any particular amount for a subsequent period. In addition, the award of any bonus shall be conditional upon the existence of an ongoing employment relationship between the Employer and the Employee on 31 December of the year in question.

(b)	The Employee may be entitled to participate in the BioLingus global long term incentive program. Under such program, Employer, may grant a voluntary (gross) ex-gratia long term incentive award (“LTI”) to the Employee. Each such LTI award shall be a special and a fully discretionary ex gratia award in accordance with Article 322d Swiss Code of Obligations (Gratifikation) offered and made by BioLingus on a fully voluntary basis. The Employee acknowledges and agrees that the Employee has no legal claim for a LTI award in itself, in any particular form and/or in any particular amount. The award of LTIs (if any) is entirely at the sole discretion of BioLingus. The fact that the Employee receives a LTI award for a certain period does not establish any entitlement to a LTI award in itself, in any particular form and/or in any particular amount for a subsequent period. In addition, the award of LTIs shall be conditional upon the existence of an ongoing employment relationship between the Employer and the Employee on 31 December of the year in question.

(c)	The Employer shall have full discretion and authority to amend, modify, cancel or revoke any bonus plan and/or award program at any time and without prior notice. The Employee shall not be entitled to derive any legal claims from any bonus plan and/or award program. In addition, the (repeated) award of any ex-gratia award on the basis of any such bonus plans and/or award programs shall not establish any claim to future payments.

7.	Expenses

The Employer will reimburse all business relates out of pocket expenses (travel, hotel and other out of the pocket expenses) which Employee properly and reasonably incurs in the course of the employment - while performing the duties for the Employer - and in accordance with the relevant rules of the Employer. Such reimbursement is subject to submitting receipts or other reasonable evidence of payment.

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8.	Sickness or Accident

(a)	If the employee is prevented from performing your duties arising out of or relating to the employment due to illness (not deliberately self-inflicted) or due to an accident (not deliberately self-inflicted) then the Employer will continue to pay the base salary pursuant to the collective daily allowance insurances (Tagesgeldversicherung), provided that the conditions of the collective daily allowance insurances being met and that Employer complies with the conditions of the collective daily allowance insurance and with the directiveness of the Employer. In principle, the daily allowance provides the following coverage: (Currently 80% of the base salary during 730 days)

(b)	During the waiting period of (30) days of the base salary is paid, the insurance premium for the daily allowance insurance is paid one half each by the Employer and the Employee. The part from the Employee will be deducted from the salary.

(c)	The Employee will have to submit a medical certificate for each absence due to illness or accident exceeding 3 days. The Employer reserves the right to send the Employee to a medical doctor of its choice and at its own costs. In case of illness occurring abroad, the right for further salary payments exists only if a medical certificate is presented. The medical certificate has to be issued by a hospital or an official medical doctor.

9.	Social Security, Pension Plan and Insurances

(a)	The contributions for social security (such as compulsory old-age (AHV), unemployment insurance (ALY)) shall be charged equally to the Company and to the employee each of them paying 50% in line with the statutory requirements. The Employee’s contributions for social security are deducted by the Company from the gross salary, from any other compensation, bonus, or benefits upon payment.

(b)	The Employee shall participate to the pension plan organized by the Company. The pension contributions and benefits are outlined and fixed in the regulation of the pension plan. The Employee contribution, as outlined in the regulation, will be deducted from his remuneration.

10.	Taxes

Any personal taxation consequences related to this Agreement for the Employee will not be reimbursed by the Company and are the sole responsibility of the Employee.

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11.	Confidentiality

All confidential information and data of the Employer and/or of any of its subsidiary, sister or parent companies (“BioLingus Companies”) or of any third party, to which the Employee has had access during his work for the Employer and/or for BioLingus Companies (such as personal data of customers, suppliers, employees and others, calculation bases, experiments and other business and industrial secrets etc.), shall only be used for the purpose of the correct performance of contractual obligations. The Employee shall not disclose such confidential information and data to any third party and shall not use it for his own purpose or for any purpose of third parties. Upon termination of the employment, these confidentiality duties shall continue to apply. Therefore, even upon termination of the employment, the Employee shall not directly or indirectly disclose any confidential information, grant access to any confidential information to a third party, and/or shall not use such information for own purposes.

12.	Intellectual Property Rights

(a)	All intellectual property rights, in particular inventions, designs, copyrights and other associated rights (“IP-Rights”), which the Employee -during the exercise of his work and in performance of his contractual obligations - produces or helps to produce, belong to the Employer without the Employee’s right to compensation and regardless of their eligibility for protection or, if needed, shall be assigned to the Employer free of charge. The Employee shall immediately inform the Employer in writing of the creation of new intellectual property rights. In particular, the Employer has the right to freely use (including to create a work of second hand), modify and publish these works at its discretion.

(b)	The Employer reserves the right to acquire all IP-Rights produced by the Employee alone or in conjunction with others during the exercise of his work, but not in performance of his contractual duties. The Employee shall immediately inform the Employer in writing about such IP-Rights. The Employer shall declare to the Employee within three months whether the Employer wishes to acquire the respective IP-Right or whether such IP-Right will be released to the Employee. If the respective IP-Right is not released to the Employee, the Employer shall pay an appropriate compensation to the Employee.

(c)	The Employee shall also immediately inform the Employer in writing of any IP-Rights produced by the Employee neither during the exercise of his work nor in performance of his contractual duties and offer them for purchase to the Employer according to section 11(b), provided that the respective IP-Rights could be of interest to the Employer. The Employer shall declare to the Employee within three months whether the Employer wishes to acquire the respective IP-Right or whether such IP-Right will be released to the Employee. If the respective IP-Right is not released to the Employee, the Employer shall pay an appropriate compensation to the Employee.

(d)	The Employee shall - at the expense of the Employer-take any action, create any document or take any other precaution necessary to safeguard the rights according to (a)-(c), both during and after termination of the employment.

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13.	Data Protection

The Employee authorizes the Employer to transfer personal data to BioLingus Companies or to third parties both in Switzerland and abroad, with the right to further process these data within the scope of the applicable policy.

14.	Probation Period, Notice of Termination and Termination

(a)	This agreement shall run for an indefinite period of time.

(b)	The probation period shall be 6 months, in which the contract may be terminated from both sides without cause and without further consequence upon 1 month notice.

(c)	After the probation period, the agreement may be terminated anytime upon three (3) months’ notice as per the end of every calendar month.

(d)	The right to terminate the agreement for good cause without notice and with immediate effect remains reserved.

(e)	The notice of termination shall be given in writing.

(f)	The employment terminates automatically upon reaching the ordinary AHV retirement age, upon the day on which the Employee receives a full disability pension or upon the death of the Employee.

(g)	If an official permit for the performance of labor activities in Switzerland is required, the employment terminates automatically upon expiry (if such permit is not extended by the authorities) or upon withdrawal of the official permit.

(h)	The Employer as well as the Employee may also terminate the employment immediately for valid reasons according to article 337 of the Swiss Code of Obligation.

(i)	In case Employment has been terminated, the Employer may at any time during the three (3) months’ notice period and at its own discretion release the Employee from performing his duties under this agreement and pay him the remaining salary until the end of the notice period (so-called “Garden leave”).

(j)	Upon termination of this Agreement for whatever reason Employee will immediately deliver to the Employer all books, documents, papers, material, payment cards and other property relating to the business of the Employer which may then be in possession or under control of Employee.

15.	Change of civil status or address

The Employee shall inform the Employer immediately about any change of civil status or address. If the Employer is not informed accordingly, notification to the last address of the Employee known to the Employer is legally effective.

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16.	Amendment

This Agreement may be modified or amended only by written agreement of the Parties (Employee and Employer) and any provision hereof may be waived only by a document signed by the Party waiving such provision.

17.	Closing provisions

(a)	This agreement governs the entire agreement between the parties and replace all prior written and oral agreements of the parties.

(b)	This agreement (including this provision) may only be modified or amended in writing and with both parties’ signature.

18.	Governing Law and Jurisdiction

(a)	This agreement shall be governed by the substantive laws of Switzerland.

(b)	The ordinary courts at the registered place of incorporation of the Employer shall have exclusive jurisdiction for any disputes arising under this employment relationship.

Hergiswil, 12-12-2022	Uhwiesen, 12-12-2022

BioLingus IP GmbH Thomas Ko Director	The Employee Yves Decadt

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February 28, 2023

Supplemental Agreement

Dear Yves,

In addition to your employment agreement dated and signed on December 12, 2022 (“Agreement”), it is agreed between you and the Company to supplement the below clauses:

19.	Non-Competition

For the entire duration of your Agreement, and for 2 year after the Employer’s relationship with the Employee has been terminated for any reason, the Employee will not work as an employee, officer, director, partner, consultant, agent, owner or engage in any other capacity with a competing company which develops, distributed or sells products or technology or provides services similar to the field of the Employer in relation to metabolic disorders, obesity and diabetes which include all applications in human, veterinary and diagnostics.

20.	Non-Solicitation

The Employee agrees that during the employment with the Company and for a period of 6 months following the termination of the employment, whether such termination is voluntary or involuntary and regardless of the reason for such termination, the Employee will not, on behalf of the Employee or on behalf of any other person, company, or corporation (i) solicit an employee of the Company or any of its affiliates to leave the employment of the Company or any of its affiliates or to become employed by any person, company or corporation engaged in competition with the Company or any of its affiliates, or (ii) call on or solicit in any manner any customer of the Company with which the Employee has had any dealings of any kind on behalf of the Company or whom the Employee contacted during the course of the Employee’s employment with the Company for the purpose of doing business of the type done by the Company with such customer.

By signing this Supplemental Agreement, you agree the above clause to be included in your employment agreement.

Signature of Employer	Signature of Employee

Name of Employer Representative Ko Sai Ying Thomas	Name of Employee Yves Decadt

Position Director	Passport Number E8986283

Date March 2, 2023	Date March 2, 2023

Confidential

BIOLINGUS

EMPLOYMENT AGREEMENT

between

BioLingus (Hong Kong) Limited

Unit 1904, 19/F, Podium Plaza, 5 Hanoi Road, Tsimshatsui, Kowloon,

Hong Kong (hereinafter: “Employer”)

and

Hui, Chun Pong

born on 23 December 1984 in Hong Kong residing at

G/F, No. 5C, Shek Kwu Lung Village, Sha Tin, New Territories, Hong Kong (hereinafter: “Employee”)

1

Preamble

The present employment agreement shall regulate the employment conditions for the Employee on 13 January 2023 and shall fully replace any existing employment conditions, if any.

1.	Employment

The Employee will be employed by the Employer as of the date of this agreement (“the commencement date”), in the position as Chief Financial Officer (“CFO”). The Employer may assign another reasonable task or position to the Employee at any time.

2.	Place of work

(a)	The Employee’s place of work is at the BioLingus Hong Kong office. If a relocation of the place of work is needed for operational or organizational reasons, the Employer shall inform the Employee as soon as possible about a possible change of the place of work.

(b)	The Employee’s duties may require regular business trips to other locations both in Hong Kong and abroad.

3.	Working time/extra hours

Regular working hours are determined according to the respective duties and the Company’s operational and functional requirements and amount to a total of at least 40 hours per week for a workload of 100%. Employees are authorized to subdivide their working time largely on their own, as long as this does not conflict with the respective duties or the Company’s operational and functional requirements.

Any additional or extra hours of work, as the case may be, are covered by the Employee’s salary and are not subject to additional remuneration or compensation time.

4.	Holidays

The Employee is entitled to 25 working days of paid holidays (in addition to local legally required holidays such as New Year, Christmas, Eastern) per calendar year.

5.	Gross monthly salary

The gross monthly salary (excluding any child and education allowances) amounts to HKD 10,000. Upon the Company listing its shares in NASDAQ, the gross monthly salary will revise to HKD78,000.

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6.	Voluntary ex-gratia Award

(a)	The Employer may grant a voluntary (gross) bonus to the Employee. Each such bonus shall be a special and a fully discretionary ex gratia award that shall be made on a fully voluntary basis. The Employee acknowledges and agrees that the Employee has no legal claim for a bonus in itself, in any particular form and/or in any particular amount. The award of a bonus (if any) is entirely at the sole discretion of the Employer. The fact that the Employee receives a bonus for a certain period does not establish any entitlement to a bonus in itself, in any particular form and/or in any particular amount for a subsequent period. In addition, the award of any bonus shall be conditional upon the existence of an ongoing employment relationship between the Employer and the Employee on 31 December of the year in question.

(b)	The Employee may be entitled to participate in the BioLingus global long term incentive program. Under such program, Employer, may grant a voluntary (gross) ex-gratia long term incentive award (“LTI”) to the Employee. Each such LTI award shall be a special and a fully discretionary ex gratia award offered and made by BioLingus on a fully voluntary basis. The Employee acknowledges and agrees that the Employee has no legal claim for a LTI award in itself, in any particular form and/or in any particular amount. The award of LTIs (if any) is entirely at the sole discretion of the employer. The fact that the Employee receives a LTI award for a certain period does not establish any entitlement to a LTI award in itself, in any particular form and/or in any particular amount for a subsequent period. In addition, the award of LTIs shall be conditional upon the existence of an ongoing employment relationship between the Employer and the Employee on 31 December of the year in question.

(c)	The Employer shall have full discretion and authority to amend, modify, cancel or revoke any bonus plan and/or award program at any time and without prior notice. The Employee shall not be entitled to derive any legal claims from any bonus plan and/or award program. In addition, the (repeated) award of any ex-gratia award on the basis of any such bonus plans and/or award programs shall not establish any claim to future payments.

7.	Expenses

The Employer will reimburse all business relates out of pocket expenses (travel, hotel and other out of the pocket expenses) which Employee properly and reasonably incurs in the course of the employment - while performing the duties for the Employer - and in accordance with the relevant rules of the Employer. Such reimbursement is subject to submitting receipts or other reasonable evidence of payment.

8.	Sickness or Accident

(a)	If the employee is prevented from performing your duties arising out of or relating to the employment due to illness (not deliberately self-inflicted) or due to an accident (not deliberately self-inflicted) then the Employer will continue to entitle the sickness allowance and compensation pursuant to the provision of Hong Kong Employment Ordinance and Hong Kong Employees’ Compensation Ordinance.

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(b)	The Employee will have to submit a medical certificate for each absence due to illness or accident exceeding 4 consecutive days. The Employer reserves the right to send the Employee to a medical doctor of its choice and at its own costs. In case of illness occurring abroad, the right for further salary payments exists only if a medical certificate is presented. The medical certificate has to be issued by a hospital or an official medical doctor.

9.	MPF, Pension Plan and Insurances

(a)	The Employer and the Employee shall make contributions towards the Mandatory Provident Fund Scheme in accordance with the requirements specified in the Hong Kong Mandatory Provident Fund Schemes Ordinance.

(b)	The Employee shall participate to the pension plan, if any, organized by the Company. The pension contributions and benefits are outlined and fixed in the regulation of the pension plan. The Employee contribution, as outlined in the regulation, will be deducted from his remuneration.

(c)	The employers shall purchase and maintain sufficient and valid insurance for employee in the event of employees’ injuries, disease, and death in the course of their employment, in accordance with the Employees’ Compensation Ordinance.

10.	Taxes

Any personal taxation consequences related to this Agreement for the Employee will not be reimbursed by the Company and are the sole responsibility of the Employee.

11.	Confidentiality

All confidential information and data of the Employer and/or of any of its subsidiary, sister or parent companies (“BioLingus Companies”) or of any third party, to which the Employee has had access during his work for the Employer and/or for BioLingus Companies (such as personal data of customers, suppliers, employees and others, calculation bases, experiments and other business and industrial secrets etc.), shall only be used for the purpose of the correct performance of contractual obligations. The Employee shall not disclose such confidential information and data to any third party and shall not use it for his own purpose or for any purpose of third parties. Upon termination of the employment, these confidentiality duties shall continue to apply. Therefore, even upon termination of the employment, the Employee shall not directly or indirectly disclose any confidential information, grant access to any confidential information to a third party, and/or shall not use such information for own purposes.

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12.	Intellectual Property Rights

(a)	All intellectual property rights, in particular inventions, designs, copyrights and other associated rights (“IP-Rights”), which the Employee - during the exercise of his/her work and in performance of his contractual obligations - produces or helps to produce, belong to the Employer without the Employee’s right to compensation and regardless of their eligibility for protection or, if needed, shall be assigned to the Employer free of charge. The Employee shall immediately inform the Employer in writing of the creation of new intellectual property rights. In particular, the Employer has the right to freely use (including to create a work of second hand), modify and publish these works at its discretion.

(b)	The Employer reserves the right to acquire all IP-Rights produced by the Employee alone or in conjunction with others during the exercise of his work, but not in performance of his contractual duties. The Employee shall immediately inform the Employer in writing about such IP-Rights. The Employer shall declare to the Employee within three months whether the Employer wishes to acquire the respective IP-Right or whether such IP-Right will be released to the Employee. If the respective IP-Right is not released to the Employee, the Employer shall pay an appropriate compensation to the Employee

(c)	The Employee shall also immediately inform the Employer in writing of any IP-Rights produced by the Employee neither during the exercise of his work nor in performance of his contractual duties and offer them for purchase to the Employer according to section 11, provided that the respective IP-Rights could be of interest to the Employer. The Employer shall declare to the Employee within three months whether the Employer wishes to acquire the respective IP-Right or whether such IP-Right will be released to the Employee. If the respective IP-Right is not released to the Employee, the Employer shall pay an appropriate compensation to the Employee.

(d)	The Employee shall - at the expense of the Employer - take any action, create any document or take any other precaution necessary to safeguard the rights according to (a)-(c), both during and after termination of the employment.

13.	Data Protection

The Employee authorizes the Employer to transfer personal data to BioLingus Companies or to third parties both in Hong Kong and abroad, with the right to further process these data within the scope of the employment.

14.	Probation Period, Notice of Termination and Termination

(a)	This agreement shall run for an indefinite period of time.

(b)	The probation period shall be 3 months, in which the contract may be terminated from both sides without cause and without further consequence upon 1 month notice.

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(c)	After the probation period, the agreement may be terminated anytime upon three (3) months’ notice as per the end of every calendar month.

(d)	The right to terminate the agreement for good cause without notice and with immediate effect remains reserved.

(e)	The notice of termination shall be given in writing.

(f)	The employment terminates automatically upon reaching the ordinary retirement, upon the death of the Employee.

(g)	The Employer as well as the Employee may also terminate the employment immediately for valid reasons according to the provision of Hong Kong Employment Ordinance.

(h)	In case Employment has been terminated, the Employer may at any time during the three (3) months’ notice period and at its own discretion release the Employee from performing his duties under this agreement and pay him the remaining salary until the end of the notice period (so-called “Garden leave”)

(i)	Upon termination of this Agreement for whatever reason Employee will immediately deliver to the Employer all books, documents, papers, material, payment cards and other property relating to the business of the Employer which may then be in possession or under control of Employee.

15.	Change of civil status or address

The Employee shall inform the Employer immediately about any change of civil status or address. If the Employer is not informed accordingly, notification to the last address of the Employee known to the Employer is legally effective.

16.	Amendment

This Agreement may be modified or amended only by written agreement of the Parties (Employee and Employer) and any provision hereof may be waived only by a document signed by the Party waiving such provision.

17.	Dispute Resolution

(a)	Where the employee has a grievance in relation to any matter covered by this contract (including redundancy), the employee will first contact the employer or the employee’s supervisor to discuss the matter. At all time, an employer or employee may appoint another person, organisation or association to accompany and/or represent them for the purpose of this clause.

(b)	Should the grievance not be resolved, or at any time during this process, either party may refer the matter to Labour Relationship Division for conciliation services to help employer and employee settle their disputes and claims in accordance with Hong Kong Employment Ordinance. Claims or disputes that cannot be resolved by conciliation by the Labour Relations Division shall be referred to the Labour Tribunal for settlement.

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18.	Closing provisions

(a)	This agreement governs the entire agreement between the parties and replace all prior written and oral agreements of the parties.

(b)	This agreement (including this provision) may only be modified or amended in writing and with both parties’ signature.

19.	Governing Law and Jurisdiction

(a)	This agreement shall be governed by the laws of Hong Kong.

(b)	Each Party irrevocably submits to the exclusive jurisdiction of the courts of Hong Kong as regards any claim, matter or proceedings arising out of or in connection with this Agreement.

Signature of Employee	Signature of Employer

Name of employee	Name of employer representative
Hui, Chun Pong	Ko Sai Ying

HK I.D./Passport No.	Position
Z686827(5)	Director

Date	Date
13 January 2023	13 January 2023

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February 28, 2023

Supplemental Agreement

Dear Chun Pong,

In addition to your employment agreement dated and signed on January 13, 2023 (“Agreement”), it is agreed between you and the Company to supplement the below clauses:

20.	Non-Competition

For the entire duration of your Agreement, and for 1 year after the Employer’s relationship with the Employee has been terminated for any reason, the Employee will not work as an employee, officer, director, partner, consultant, agent, owner or engage in any other capacity with a competing company which develops, distributed or sells products or technology or provides services similar to the field of the Employer in relation to metabolic disorders, obesity and diabetes which include all applications in human, veterinary and diagnostics.

21.	Non-Solicitation

The Employee agrees that during the employment with the Company and for a period of 6 months following the termination of the employment, whether such termination is voluntary or involuntary and regardless of the reason for such termination, the Employee will not, on behalf of the Employee or on behalf of any other person, company, or corporation (i) solicit an employee of the Company or any of its affiliates to leave the employment of the Company or any of its affiliates or to become employed by any person, company or corporation engaged in competition with the Company or any of its affiliates, or (ii) call on or solicit in any manner any customer of the Company with which the Employee has had any dealings of any kind on behalf of the Company or whom the Employee contacted during the course of the Employee’s employment with the Company for the purpose of doing business of the type done by the Company with such customer.

By signing this Supplemental Agreement, you agree the above clause to be included in your employment agreement.

Signature of Employer	Signature of Employee

Name of Employer Representative Thomas Ko Sai Ying	Name of Employee Hui Chun Pong

Position Technical Advisor / Director	HK I.D. / Passport Number Z686827(5)

Date 28 February 2023	Date 28 February 2023